Exhibit 10.30

AMENDMENT NO. 3

This AMENDMENT, dated as of March 4, 2024 (this “Amendment”), is by and between JPMORGAN CHASE BANK, N.A. (the “Bank”) and PERSHING SQUARE CAPITAL MANAGEMENT, L.P. (the “Borrower”).

The Borrower has entered into (i) a Line of Credit Note, dated as of December 15, 2021, by the Borrower in favor of the Bank, as amended and otherwise modified (the “Note”), and (ii) a Pledge and Security Agreement, dated as of December 15, 2021, by the Borrower in favor of the Bank (the “Pledge Agreement”). The Borrower and the Bank desire to amend the Loan Terms Statement (as defined in the Note) and the Note as set forth herein.

Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Note.

AGREEMENT

In consideration of the foregoing, and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows.

1.             AMENDMENTS. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Loan Terms Statement and the Note are hereby amended as follows:

(a)           The Loan Terms Statement is amended by replacing the percentage set forth in the “Applicable Margin” section of the Loan Terms Statement with “2.35%”.

(b)           The Loan Terms Statement is further amended by replacing the dollar amount set forth in the “Minimum Initial Loan Amount” section of the Loan Terms Statement with “$80,000”.

(c)            Section 8(p) of the note is amended and restated in its entirety to read as follows:

(p)         at any time there shall not be maintained (x) Liquidity in one or more accounts with the Bank titled in the name of any Eligible Person and/or (y) Qualified Ownership Interests titled in the name of any Eligible Person in an aggregate amount (on a combined basis under clause (x) and/or (y)) not less than $265,000,000 (the term “Liquidity” means unencumbered liquid assets, acceptable to the Bank in its sole reasonable discretion; provided that liquid assets otherwise acceptable to the Bank in its sole reasonable discretion which are held in an account with the Bank securing only indebtedness in favor of the Bank will be included as Liquidity for the purposes hereof, but only to the extent (and in the amount) that the market value of such assets exceeds the market value of the account assets that are required by the Bank in its sole discretion to provide the minimum collateral support for such indebtedness; provided, further, that Liquidity shall in no event include any assets held in any 401k, IRA, Keogh, SEP, or similar retirement accounts or plans or a trust; provided, further, that the Liquidity derived from Pershing Square Holdings LTD stock (LSE: PSH) (“PSH Stock”) shall not constitute greater than 75% of the aggregate Liquidity at any time (and to the extent that the aggregate Liquidity that is derived from PSH Stock exceeds such percentage at any time, the Liquidity that is derived from PSH Stock shall be excluded from the calculations hereunder in the amount that would cause the aggregate Liquidity that is derived from PSH Stock to be equal to 75% of the aggregate Liquidity derived from all liquid assets at such time; the term “Qualified Ownership Interests” means unencumbered ownership interests in hedge funds acceptable to the Bank in its sole discretion that permit quarterly or more frequent redemptions or withdrawals and are not subject to lock-up or gating provisions; provided that such interests otherwise acceptable to the Bank in its sole discretion that are securing only indebtedness in favor of the Bank may be included as Qualifying Ownership Interests for purposes hereof notwithstanding such encumbrance, but only to the extent (and in the amount) that the market value of such interests exceeds the market value of the interests which are required by the Bank in its sole discretion to provide the minimum collateral support for such indebtedness; provided, further, that Qualifying Ownership Interests shall in no event include any interests held in any 401k, IRA, Keogh, SEP, or similar retirement accounts or plans or a trust; the term “Eligible Person” means the Borrower or the Guarantor or any entity controlled and majority-owned by the Borrower and/or the Guarantor, provided that any Liquidity and/or Qualified Ownership Interests titled in the name of any such entity shall only be deemed acceptable and considered for purposes of this subsection to the proportionate extent (and corresponding amount) that such entity is owned by the Borrower and/or the Guarantor and only if the Borrower or the Guarantor upon any request by the Bank’s from time to time promptly provides such evidence as may be required by the Bank to determine whether and to what extent the Borrower and/or Guarantor control and own such entity); it shall also constitute a separate Event of Default hereunder if, within thirty (30) days after the last day of any calendar month, the Borrower fails to furnish to the Bank evidence satisfactory to the Bank in its sole discretion that the foregoing requirement was being complied with, unless it was complied with solely on the basis of Liquidity (in one or more accounts at the Bank);

2.             CONDITIONS PRECEDENT. This Amendment shall not become effective until the Bank has received executed counterparts of this Amendment signed by each of the parties hereto, and acknowledged by the Guarantor.

3.             REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants as follows:

(a)            The representations and warranties contained in the Note and each other Facility Document are true and correct in all material respects on and as of the date hereof as though made on and as of such date.

(b)            No event has occurred and is continuing, which constitutes an Event of Default, or would constitute an Event of Default but for the giving of notice or the passage of time, or both, and the execution, delivery and performance of this Amendment will not cause or constitute any Event of Default.

4.             CONTINUED EFFECTIVENESS. Except to the extent expressly amended hereby, all of the terms of the Facility Documents remain in full force and effect. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Facility Documents to the Loan Terms Statement shall mean and be a reference to the Loan Terms Statement as amended hereby, and each reference in the Facility Documents to the Note shall mean and be a reference to the Note as amended hereby.

5.             ACKNOWLEDGMENT OF OUTSTANDING OBLIGATIONS. The Borrower hereby acknowledges, certifies and agrees that: (a) pursuant to the Note, the Bank has made loans on a revolving basis to the Borrower that are outstanding as of the date hereof; and (b) the obligations of the Borrower to repay those loans (with interest) to the Bank and to perform or otherwise satisfy its other obligations under the Facility Documents (i) each remain and shall continue in full force and effect, both before and after giving effect to this Amendment, (ii) are not subject to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination, and (iii) are and shall continue to be governed by the terms and provisions of the Note and the other Facility Documents, as supplemented, modified and amended by this Amendment.

6.             APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles, and with the laws of the United States of America as applicable.

7.            COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement.

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IN WITNESS WHEREOF, the Bank and the Borrower have duly executed this Amendment, all as of the day and year first above written.

PERSHING SQUARE CAPITAL MANAGEMENT, L.P.

By:	PS Management GP, LLC,
its General Partner

By:	/s/ William A. Ackman
William A. Ackman
Managing Member

JPMORGAN CHASE BANK, N.A.

By:	/s/ Laura Tonnessen
Laura Tonnessen
Vice President

ACKNOWLEDGMENT AND CONSENT OF GUARANTOR

The undersigned Guarantor hereby consents to the above amendments, terms and conditions and hereby agrees that his Guaranty is now modified to reflect the changes to the Facility Documents all as set forth above in the foregoing Amendment. The undersigned Guarantor hereby agrees that all of the obligations, terms and conditions contained in his Guaranty (i) are hereby ratified, reaffirmed and republished in all respects, and (ii) are not subject to any defense, counterclaim, setoff, right of recoupment, abatement, reduction or other claim or determination.

/s/ William A. Ackman
William A. Ackman